EXHIBIT 10.4

                            LONG-TERM INCENTIVE PLAN
                            ------------------------
                           OF FORSYTH BANCSHARES, INC.
                           ---------------------------

                                    ARTICLE I
                                    ---------
                                     PURPOSE
                                     -------

     1.1     PURPOSE.  The  purpose  of  this  Long-Term  Incentive  Plan  is to
             -------
provide a means through which Forsyth Bancshares, Inc., a Georgia corporation (referred to herein as the "Company"), may attract able persons to enter the employ of the Company or its subsidiaries and to provide a means whereby those key employees upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and their desire to continue their employment with the Company or its subsidiaries.

     A further purpose of the Plan is to provide such key employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. So that the appropriate incentive can be provided, the Plan provides for the granting of non-qualified Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, and Performance
Shares,  or  any  combination  of  the  foregoing.

     1.2     ESTABLISHMENT.  The  Plan  is effective as of January 1, 2000, and
              -------------
subject to the provisions of Article XII hereof, Awards may be made as provided herein for a period of ten (10) years after such date. The Plan shall continue in effect after such ten (10) year period until all matters relating to the payment of Awards and administration of the Plan have been settled.

                                   ARTICLE II
                                   DEFINITIONS
                                   -----------

     2.1     "Award"  means,  individually  or  collectively,  any Option, Stock
Appreciation  Right,  Restricted  Stock  Award  or  Performance  Share  Award.

     2.2 "Award Period" means a period of not less than three (3) years and relates to Performance Share Awards as provided in Article VIII of the Plan.

     2.3 "Bank" means The Citizens Bank of Forsyth County, a Georgia banking corporation.

     2.4     "Board"  means  the  Board  of  Directors  of  the  Company.

     2.5 "Code" means the Internal Revenue Code of 1986. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section.

     2.6 "Committee" means the Personnel Committee of the Board, referred to in Article III hereof, or any successor committee hereafter designated by the Board to administer the Plan.

     2.7     "Company"  means  Forsyth  Bancshares, Inc., a Georgia corporation.


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     2.8     "Date of Grant" means the date on which the granting of an Award is authorized by the Board or such later date as may be specified by the Board in such authorization.

     2.9 "Eligible Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Article V hereof.

     2.10 "Fair Market Value" means, as applicable and in the following order of priority, (a) the closing market price of the Stock reported in the consolidated trading prices for any national securities exchange on which the Stock is listed on the Valuation Date, or (b) if the Stock is actively traded over the counter, the mean between the closing bid and asked price of the Stock on the Valuation Date, or (c) if the Stock is neither listed on a national securities exchange nor actively traded over the counter, the fair market value of the Stock determined in good faith by the Board as provided in Proposed Treasury Regulation Sec. 1.422A-2(e)(2)(ii), as of the Valuation Date.

     2.11 "Holder" means an Eligible Employee who has been granted an Option, a SAR, a Restricted Stock Award or a Performance Share Award.

     2.12 "Incentive Stock Option" means an Option within the meaning of Sec. 422 of the Code.

     2.13     "Normal  Termination"  means  Termination:

               (a) At or after (i) age 65, or (ii) age 60 with ten (10) or more full years of service with the Company (including service with a Subsidiary),

               (b) By reason of permanent and total disability as defined in Code Sec. 22(e)(3), or

               (c) With the written approval of the Company, given in the context of the Company's acknowledgment that any Option granted under a shareholder approved stock option plan that has not been exercised by the terminating employee but is then exercisable by him will not lapse by reason of such Termination unless it is for "Cause" (as defined in Section 13.1(c) hereof).

     2.14 "Option" means an Award granted under Article VI of the Plan and includes both non-qualified Options and Incentive Stock Options.

     2.15 "Performance Share" means an Award granted under Article VIII of the Plan.

     2.16 "Plan" means this Forsyth Bancshares, Inc. Long-Term Incentive Plan, including any Plan amendments adopted in accordance with Article XII hereof.

     2.17 "Restricted Stock Award" means an Award granted under Article IX of the Plan.

     2.18 "Restriction Period" means a period of not less than three (3) years and relates to Restricted Stock Awards as provided in Article IX of the Plan.

     2.19 "Stock" means the no par value Common Stock of the Company and, after substitution as provided in Article XI hereof, such other stock as shall be substituted therefor.

     2.20 "Stock Appreciation Right" or "SAR" means the right of the Holder of any unexercised Option granted under a shareholder approved stock option plan to receive pursuant to the terms of the Option, whether by the original grant of such Option or by an amendment thereof, a number of shares of


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Stock,  or  at  the  election  of the Company, cash or a combination of cash and shares of Stock, based on the increase in the value of the optioned shares of Stock.

     2.21 "Subsidiary" means any corporation, partnership, limited liability company or other entity in which a majority of the outstanding voting stock or aggregate voting power is beneficially owned, directly or indirectly, by the Company. For purposes of the Plan, the term "Subsidiary" expressly includes, but is not limited to, the Bank.

     2.22 "Termination" means an individual's ceasing to be an employee of the Company or any of its Subsidiaries for any reason other than such individual's death.

     2.23 "Valuation Date" means any date specified by the provisions of the Plan or by the Board as the date fixed determining Fair Market Value.


                                   ARTICLE III
                                   -----------
                                 ADMINISTRATION
                                 --------------

     3.1     ADMINISTRATION  BY  COMMITTEE.  The  Committee shall administer the
             -----------------------------
Plan. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

     Subject to the approval of the Board and any limitations expressly set forth in the Plan, the Committee shall have exclusive power to:

          (a)     Select  the  Eligible  Employees  to  participate in the Plan;

          (b) Determine the Awards to be made to each Eligible Employee selected;

          (c)     Determine  the  time  or  times  when  Awards  will  be  made;

          (d) Determine the conditions, including any performance requirements, to which the payment of Awards shall be subject; and

          (e)     Prescribe  the  written  agreements and other forms evidencing
Awards.

     3.2     COMMITTEE  TO  MAKE  RULES AND INTERPRET PLAN.  The Committee shall
             ---------------------------------------------
have the authority, subject to the provisions of the Plan, to establish, adopt or revise such rules and regulations and to make all such determinations relating to the Plan as the Committee may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan, or any Awards granted pursuant thereto, and all decisions and determinations by the Committee with respect to the Plan shall be final, binding and conclusive on all parties unless otherwise determined by the Board.

     3.3     COMMITTEE  MEMBERS  INELIGIBLE.  No  Eligible  Employee  shall be a
             ------------------------------
member of the Committee. In connection with the Board's review and approval of any Award proposed by the Committee, any Eligible Employee who is a member of the Board shall be ineligible to vote.

                                   ARTICLE IV
                                   ----------
                 OPTIONS, STOCK APPRECIATION RIGHTS, RESTRICTED
                 ----------------------------------------------
                   STOCK AWARDS AND PERFORMANCE SHARE AWARDS;
                   ------------------------------------------
                           SHARES SUBJECT TO THE PLAN
                           --------------------------


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     4.1     COMMITTEE TO GRANT AWARDS.  The Committee may, with the approval of
             -------------------------
the Board, grant Awards to one or more Eligible Employees as determined by the Committee in accordance with the provisions of Article V, provided that:

          (a) Subject to Article XI, the aggregate number of shares of Stock made subject to Awards during the term of the Plan may not exceed eighty thousand (80,000).

          (b) Such shares of Stock shall be deemed to have been used in payment of Performance Shares regardless of whether such shares are actually delivered or the Fair Market Value equivalent thereof is paid in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award.

          (c) Stock delivered by the Company in settlement of an Award may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase. Any private purchase shall be made at prices no higher than Fair Market Value at the time of purchase.

                                    ARTICLE V
                                    ---------
                                   ELIGIBILITY
                                   -----------

     5.1     OFFICERS AND KEY EMPLOYEES ELIGIBLE.  Officers and key employees of
             -----------------------------------
the Company and its Subsidiaries (including Officers or employees who are members of the Board, but excluding directors who are not Officers or employees) who, in the opinion of the Committee, are mainly responsible for the continued growth and development and financial success of the business of the Company or one of its Subsidiaries shall be eligible to be granted Awards under the Plan. Subject to the provisions of the Plan, the Committee shall, from time to time, select from such Eligible Employees those to whom Awards shall be granted and determine the number of shares subject to such Awards and the other terms and conditions thereof.

                                   ARTICLE VI
                                   ----------
                                  STOCK OPTIONS
                                  -------------

     6.1     GRANT  OF  OPTIONS.  One  or  more  Options  may  be granted to any
             ------------------
Eligible  Employee.

     6.2     CONDITIONS  OF OPTIONS.  Each Option so granted shall be subject to
             ----------------------
the  following  conditions:

          (a)     OPTION  PRICE.  The  option  price per share of Stock shall be
                  -------------
set by the grant but shall in no instance be less than Fair Market Value on the Date of Grant.

          (b)     FORM  OF  PAYMENT.  At the time of the exercise of the Option,
                  -----------------
the option price shall be payable in cash and/or shares of Stock valued at Fair Market Value on the business day immediately preceding the day on which the Option is exercised.

          (c)     OTHER  TERMS  AND  CONDITIONS.  If  the Holder has not died or
                  -----------------------------
terminated employment, the Option shall become exercisable in cumulative annual installments in such manner and within such period or periods, not to exceed ten
(10) years from its Date of Grant, as set forth in the Stock Option Agreement, upon payment in full of the exercise price in cash and/or shares of Stock.


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          (i)     If  not  exercised,  the  Option  shall lapse in the following situations: (A) ten (10) years after the Date of Grant, (B) three (3) months after Normal Termination, or (C) any earlier time set by the Stock Option Agreement.

          (ii) If the Holder terminates employment other than by Normal Termination, the Option shall lapse at the time of Termination.

          (iii) If the Holder dies within the option period, or within the option period and within three (3) months after Normal Termination, the Option shall lapse unless it is exercised within the option period and in no event later than fifteen (15) months after the date of death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament, or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of decent and distribution.

          (d)     SPECIAL  LIMITATIONS  ON  INCENTIVE  STOCK  OPTIONS.
                  ---------------------------------------------------
Notwithstanding any other provisions of the Plan, an Incentive Stock Option shall not be exercisable while there is outstanding any Incentive Stock Option previously granted to the Holder under the Plan. For purposes of this Section 6.2(d), an Incentive Stock Option shall be treated as outstanding until such Option and all installments thereof have accrued and have been exercised in full or have expired by reason of lapse of time. No person who owns more than ten percent (10%) of the combined voting power of the Company or any Subsidiary, after applying the attribution rules of Sec. 424(d) of the Code, shall be eligible to receive any Incentive Stock Options.

          (e)     STOCK  OPTION  AGREEMENT.  Each  Option granted under the Plan
                  ------------------------
shall be evidenced by a "Stock Option Agreement" between the Company and the Holder containing such provisions as are determined by the Committee, including without limitation all provisions that may be required to qualify as an Incentive Stock Option under Sec. 422 of the Code. Without limiting the authority of the Committee to include additional provisions, any Stock Option Agreement shall be subject to the following terms and conditions:

          (i) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise expressly set forth in the Stock Option Agreement.

          (ii) Every share of Stock purchased through the exercise of an Option shall be paid for in full at the time of exercise. Each Option shall cease to be exercisable, as to any such share, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

          (iii) Options shall not be transferable by the Holder except by will or under the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder.

          (iv)     In  consideration for the granting of each Option, the Holder shall  agree  to  remain in the employ of the Company or one or more of its
     Subsidiaries at the pleasure of the Company or such Subsidiary for a continuous period of at least one year after the Date of Grant. In the discretion of the Committee, this requirement may be waived if the Holder during said one year period becomes incapacitated or enters the active service of the military forces of the United States or other United States service connected with national defense activities. The Holder shall agree that during such employment, he or she will devote his or her entire business time, energy and skills to the service and interests of the Company or such Subsidiary; provided, however, that
                                     --------  -------


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
     the Holder shall be entitled to devote a reasonable portion of his or her time to civic, political, religious and personal business matters not competitive with the Company or its Subsidiaries, and shall also be entitled to vacation, sick leave and other absences in accordance with the regular policies of the Company and its Subsidiaries.

          (f)     INDIVIDUAL  DOLLAR  LIMITATIONS.  In  the case of an Incentive
                  -------------------------------
Stock Option, the aggregate Fair Market Value (on the business day immediately preceding the Date of Grant) of the Stock for which any employee may be granted Incentive Stock Options that first become exercisable in any calendar year may not exceed $100,000 (or such other individual grant limit as may be in effect under the Code on the Date of Grant).

                                   ARTICLE VII
                                   -----------
                            STOCK APPRECIATION RIGHTS
                            -------------------------

     7.1     GRANT  OF  SARS.  Any  Option  granted under a shareholder approved
             ---------------
stock option plan may include a SAR, either at the time of grant or by amendment.

     7.2     CONDITIONS  OF  SARS.  Such  SAR shall be subject to such terms and
             --------------------
conditions not inconsistent with the Plan as the Committee shall impose, including but not limited to the following:

          (a)     RIGHT  TO  EXERCISE.  A SAR shall be exercisable to the extent
                  -------------------
that the related Option is exercisable and only with the consent of the Committee.

          (b)     FAILURE TO EXERCISE.  If on the last business day of the stock
                  -------------------
option period the Fair Market Value of the Stock exceeds the option price, and the Holder has not exercised the SAR, the SAR shall be deemed to have been exercised by the Holder on such last day of the stock option period.

          (c)     PAYMENT.  An  exercisable  SAR  shall  entitle  the  Holder to
                  -------
surrender unexercised the Option in which it is included, or any portion thereof, and to receive in exchange therefor that number of shares of Stock having an aggregate value equal to the excess of the value of one share over the option price per share specified in such Option, multiplied by the number of shares subject to the Option, or the portion thereof, which are so surrendered. The Committee, in its sole discretion, may elect to settle the obligation of the Company arising out of the exercise of a SAR by the payment of cash or partially by the payment of cash and partially by the delivery of shares of Stock, the total value of which shall in either case be equal to the aggregate value of the SAR, as determined under the preceding sentence. The Committee shall also have the right to place such limitations and restrictions on the Company's obligation to make such cash payments or deliver shares under SARs as the Committee, in its sole discretion, deems to be in the best interest of the Company. The term "value" as applied to shares delivered under this Section 7.2(c) shall be their Fair Market Value on the business day immediately preceding the date on which the SAR is exercised. To the extent that a SAR included in an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

          (d)     OTHER  LIMITATIONS.  A  SAR  shall  be  subject  to such other
                  ------------------
limitations  as  the  Committee and/or the Stock Option Agreement shall impose.

                                  ARTICLE VIII
                                  ------------
                               PERFORMANCE SHARES
                               ------------------

     8.1     GRANT  OF  PERFORMANCE SHARES.  Grants of Performance Shares may be
             -----------------------------
made to any Eligible Employee during the term of the Plan. Such Performance Shares shall be paid out in full or in part on the basis of the Company's or a Subsidiary's performance following the beginning of the


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Company's  fiscal  year  in which the Award is made as hereinafter set forth. In determining the size of Performance Share Awards, the Committee shall take into account a Holder's responsibility level, performance, potential, cash compensation level, and the Fair Market Value of the Stock at the time of the Award, as well as such other factors as the Committee deems appropriate. The Committee shall not, over the entire term of the Plan, grant to any single Holder more than thirty percent (30%) of the maximum number of Performance
Shares that may be granted under the Plan. Awards cancelled or portions of Awards not paid out in full for any single Holder shall not be included for purposes of this limitation. Grants of Performance Shares shall be deemed to have been made on January 1 of the year in which the grant is made. If any Performance Shares granted under the Plan shall be forfeited, cancelled or not paid out in full, such Performance Shares may again be awarded under the Plan. Shares of Stock delivered upon the payment of Performance Shares may be either treasury shares, shares purchased for the account of the participant, authorized and unissued shares, or any combination thereof.

     8.2     CONDITIONS  OF  PERFORMANCE SHARE AWARD.  An award of a Performance
             ---------------------------------------
Share  shall  be  subject  to  the  following  terms  and  conditions:

          (a)     PERFORMANCE  SHARE  ACCOUNT.  Performance  Shares  shall  be
                  ---------------------------
credited to a Performance Share account to be maintained for each such Holder. Each Performance Share shall be deemed to be equivalent to one share of Stock. The Award of Performance Shares under the Plan shall not entitle the Holder to any interest in or to any dividends declared on the Stock, or to any voting or other rights of a shareholder. The value of the Performance Shares in a Holder's Performance Share account at the time of Award or the time of payment shall be the Fair Market Value at such time of an equivalent number of shares of the Stock (subject to the limitation provided in Section 8.2(c) hereof).

          (b)     RIGHT TO PAYMENT OF PERFORMANCE SHARES.   Following the end of
                  --------------------------------------
the Award Period, the Holder of a Performance Share shall be entitled to receive payment of an amount based on the achievement of the performance measures for such Award Period, as determined by the Committee. The Committee shall have the right to establish performance measures within a reasonable time after the beginning of the Award Period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

          (c)     FORM  AND TIMING OF PAYMENT.  No payment of Performance Shares
                  ---------------------------
shall be made prior to the end of an Award Period. Payment therefor shall be made as soon as practicable after the receipt of audited financial statements relating to the last year of such period.

          (d)     PAYMENT  OF  AWARD.  The  payment  to  which  a  Holder  of
                  ------------------
Performance Shares shall be entitled at the end of an Award Period shall be a dollar amount equal to the Fair Market Value on the last day of the Award Period of the number of shares of Stock equal to the number of Performance Shares earned and payable to the Holder in accordance with Section 8.2(b) hereof.
Notwithstanding the foregoing, the dollar amount payable for the Performance Shares shall not exceed by more than 200% the Fair Market Value of such Performance Shares on their Date of Grant. Payment shall normally be made one-half in cash and one-half in Stock. However, the Committee may authorize payment in such other combinations of cash and Stock, or all in cash or all in Stock, as the Committee deems appropriate. Any issuance of shares of Stock in payment of Performance Shares shall be subject to the authorization of the Board.

     The number of shares of Stock to be paid in lieu of cash will be determined by dividing the portion of the payment not paid in cash by:


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          (i)     If  Stock  is  issued  in  connection  with  the  payment  of
     Performance Shares, the Fair Market Value of the Stock on the business day immediately preceding the date on which the Stock is issued; or

          (ii) If Stock is purchased by the Company in connection with the payment of Performance Shares, the price per share paid for such Stock.

     8.3     TERMINATION  OF  HOLDER DURING AWARD PERIOD.  In the event a Holder
             -------------------------------------------
terminates employment during an Award Period, the payout of Performance Shares will be as follows:

          (a) Resignation or discharge (i.e., other than under Sections 8.3(b) or (c) hereof)-The Award will be completely forfeited;

          (b) Normal Termination-Payout will be at the end of the Award Period and prorated for service during the Award Period;

          (c) Early retirement (i.e., under circumstances other than Normal Termination) pursuant to a Company or Subsidiary sponsored retirement plan-

          (i) If at the Holder's election, the Award will be completely forfeited;

          (ii) If at the Company's election, payout will be at the end of the Award period and prorated for service during the Award Period;

          (d) Death or Disability-Payout will be at the end of the Award Period and prorated for service during the Award Period.


                                   ARTICLE IX
                                   ----------
                             RESTRICTED STOCK AWARDS
                             -----------------------

     9.1     GRANT  OF  RESTRICTED  STOCK  AWARDS.  The  Committee  may  grant a
             ------------------------------------
Restricted Stock Award to any Eligible Employee. At the time a Restricted Stock Award is made, the Committee shall establish a Restriction Period applicable to such Award as hereinafter provided, which shall not be less than three (3) years. Except as expressly provided in Article XIII of the Plan, the Restriction Period applicable to a particular Restricted Stock Award shall not be changed.

     9.2     CONDITIONS  OF  RESTRICTED STOCK AWARDS.  The grant of a Restricted
             ---------------------------------------
Stock  Award  shall  be  subject  to  the  following  terms  and  conditions:

          (a)     RESTRICTION  PERIOD.  Stock  awarded  pursuant to a Restricted
                  -------------------
Stock Award shall be represented by a stock certificate registered in the name of the Holder. The Holder shall have the right to enjoy all shareholder rights during the Restriction Period, with the exception that:

          (i) The Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired;

          (ii) The Company may issue the share certificate subject to such restrictive legends and/or Stock transfer instructions as the Company deems appropriate, and/or provide for retention of custody of the Stock by the Company during the Restriction Period;

          (iii) The Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock during the Restriction Period;

          (iv) Cash and stock dividends may be either currently paid or withheld by the Company for the Holder's account, provided that, in the discretion of the Committee, interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Committee; and

          (v) A breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will result in forfeiture of the stock, and any cash or stock dividends withheld thereon.

          (b)     ISSUANCE  OF  STOCK.  If  Stock is issued in connection with a
                  -------------------
Restricted Stock Award, the value of the Stock for the Company's record keeping purposes shall be its Fair Market Value on the business day immediately preceding the date of issuance.

          (c)     PAYMENT  FOR RESTRICTED STOCK.  A Holder shall not be required
                  -----------------------------
to  make  any  payment for Stock received pursuant to a Restricted Stock Award.

     9.3     TERMINATION  OF  HOLDER  DURING RESTRICTION PERIOD.  In the event a
             --------------------------------------------------
Holder terminates employment during a Restriction Period, an Award will be forfeited as follows:

          (a) Resignation or discharge (i.e., other than under Sections 9.3(b) or (c) hereof)-The Award will be completely forfeited.

          (b) Normal Termination-The Award will be prorated for service during the period and will be received as soon as practicable following retirement.

          (c) Early retirement (i.e., under circumstances other than Normal Termination) pursuant to a Company or Subsidiary sponsored retirement plan-

          (i) If at the Holder's election, the Award will be completely forfeited.

          (ii) If at the Company's election, the Award will be prorated for service during the Restriction Period and will be received as soon as practicable following retirement.

          (d) Death or Disability-The Award will be prorated for service during the Restriction Period and received as soon as practicable following death or disability.

                                    ARTICLE X
                                    ---------
                                     GENERAL
                                     -------

     10.1     GOVERNMENTAL  REGULATIONS.  The  obligation of the Company to make
              -------------------------
payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required or appropriate in the determination of counsel for the Company. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), or the Georgia Securities Act of 1973 (the "Georgia Act") any of the shares of Stock issued, delivered or paid in settlement under the Plan. If the shares of Stock issued under the Plan may under certain circumstances be exempt from registration under the 1933 Act or the Georgia Act, the Company may restrict the transfer of such shares in such manner as the Company deems advisable to ensure the availability of any such exemption.

     10.2     TAX  WITHHOLDING.  The  Company  or  a Subsidiary, as appropriate,
              ----------------
shall have the right to deduct from all Awards paid in cash any federal, state or local taxes required by law to be withheld with respect to such cash payments and, in the case of Awards paid in Stock, the employee or other person receiving such Stock may, as a condition to the receipt of such Stock, be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes that the Company or Subsidiary is required to withhold with respect to such Stock.

     10.3     CLAIM  TO  AWARDS  AND  EMPLOYMENT  RIGHTS.  No  employee or other
              ------------------------------------------
person  shall  have  any  claim  or right to be granted an Award under the Plan.
Neither this Plan nor any action taken hereunder shall be construed under any circumstances as giving any employee any right to be retained in the employment of the Company or a Subsidiary.

     10.4     BENEFICIARIES.  Any  payment  of  Awards  due  under the Plan to a
              -------------
deceased participant shall be paid to the beneficiary designated by the participant and filed with the Committee. If no such beneficiary has been designated or survives the participant, payment shall be made to the participant's legal representative. A beneficiary designation may be changed or revoked by a participant at any time, provided that the change or revocation is set forth in a written instrument signed by the participant and filed with the Committee.

     10.5     NONTRANSFERABILITY.  A  person's  rights  and  interests under the
              ------------------
Plan, including any amounts payable hereunder, may not be assigned, pledged or transferred except, in the event of an employee's death, to a designated beneficiary as expressly provided in the Plan, or in the absence of such designation, by will or pursuant to the laws of descent and distribution.

     10.6     INDEMNIFICATION.  Each  person  who is or shall have been a member
              ---------------
of the Committee or of the Board shall be indemnified and held harmless by the Company from and against any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding initiated by reason of any action or failure to act under the Plan, and against and from any and all amounts paid by such person in satisfaction of a judgment entered in any such action, suit or proceeding against him. As an express condition to any right to indemnification, the person asserting such right shall give the Company the right and opportunity, at the Company's expense, to control and defend any action giving rise to the claim for indemnification before the person asserting such right undertakes to handle and defend such claim on his or her own behalf. The foregoing right of indemnification is in addition to any indemnification rights to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws as a matter of law, and any discretionary power that the Company may have to indemnify or hold such persons harmless.

     10.7     RELIANCE ON REPORTS.  Each member of the Committee and each member
              -------------------
of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than such member. In no event shall any person who is or shall have been a member of the Committee or the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, including the furnishing of information, if undertaken in good faith.

     10.8     RELATIONSHIP  TO  OTHER BENEFITS.  No payment under the Plan shall
              --------------------------------
be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

     10.9     EXPENSES.  The  expenses  of administering the Plan shall be borne
              --------
by  the  Company  and  its  Subsidiaries.

     10.10     CONSTRUCTION.  Any  pronouns  used  herein,  whether  used in the
               ------------
masculine, feminine or neuter gender shall include all other genders as appropriate. The singular shall include the plural, and vice versa. The titles and headings of the articles and sections in the Plan are for convenience of reference only, and shall not affect the meaning or construction of the provisions of the Plan.

                                   ARTICLE XI
                                   ----------
                          CHANGES IN CAPITAL STRUCTURE
                          ----------------------------

     11.1     ADJUSTMENT  FOR  CHANGES  IN  CAPITAL  STRUCTURE.  Options,  SARs,
              ------------------------------------------------
Restricted Stock Awards, Performance Share Awards and any agreements evidencing such Awards shall be subject to appropriate adjustment, as determined in good faith by the Committee, as to the number and price of shares of Stock, and any other terms included in such Awards, in the event of any changes in the Company's capitalization by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Date of Grant of any such Award. In the event of any such change, the aggregate number of shares of Stock available under the Plan shall also be adjusted as the Committee deems appropriate. Any determination by the Committee pursuant to this Section 11.1 shall be conclusive on all persons.

                                   ARTICLE XII
                                   -----------
                           AMENDMENTS AND TERMINATION
                           --------------------------

     12.1     AMENDMENT  OR  TERMINATION OF PLAN BY BOARD.  The Board may at any
              -------------------------------------------
time terminate the Plan or, with the express written consent of an individual participant, cancel or reduce or otherwise alter such participant's outstanding Awards if the tax, accounting or other effects of the Plan or potential payments hereunder would not be in the best interest of the Company. The Board may at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that without further
                                     --------   -------
shareholder  approval  the  Board  shall  not:

          (a) Increase the maximum number of shares that may be issued on the exercise of Options, SARs, or pursuant to Restricted Stock Awards or Performance Share Awards, except as provided in Articles VIII and XI hereof;

          (b)     Change  the  minimum  Option  price;

          (c)     Extend  the  maximum  Option  term;

          (d)     Extend  the  termination  date  of  the  Plan;  or

          (e) Permit the granting of an Award to a person who is not an Eligible Employee.


                                  ARTICLE XIII
                                  ------------
                        PAYMENTS UPON A CHANGE IN CONTROL
                        ---------------------------------

     13.1     DEFINITIONS.  For  purposes  of  this  Article  XIII the following
              -----------
definitions  shall  apply:

          (a)     CHANGE IN CONTROL.    A Change in Control of the Company shall
                  -----------------
be  deemed  to  have  occurred  if:

          (i) Any person (as such term is used in Sec.Sec. 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), but excluding the Company and any Subsidiaries), should acquire greater than fifty percent (50%) of the combined voting power of the then outstanding securities of the Company or the Bank as a result of a tender or exchange offer, open market purchases, privately-negotiated purchases or otherwise; or

          (ii) The shareholders of the Company should approve any one of the following transactions:

               (A) Any consolidation or merger of the Company or the Bank in which the Company, the Bank or another Subsidiary is not the surviving corporation immediately after the merger; or

               (B) Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company or the Bank; or

               (C) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period.


          (b)     PRICE.  The  applicable  price  under  Section 13.2 hereof for
                  -----
SARs, and for options as to which no SARs have been granted, shall be the excess of the highest of:

          (i) The highest Fair Market Value during the ninety (90) day period preceding the date of exercise;

          (ii) The highest price per share for the Stock included in a filing made on any Schedule 13D pursuant to Sec. 13(d) of the 1934 Act referred to in Section 13.1(a) above and paid within the ninety (90) day period preceding the date of such report;

          (iii) The highest price paid in any tender or exchange offer referred to in Section 13.1(a) above and paid at the time of exercise or within the ninety (90) day period preceding such exercise (other than a tender offer by the Company or any Subsidiary); or

          (iv) The price for a share of Stock to be paid in any cash merger or similar transaction referred to in Section 13.1(a) above and approved by the Company's shareholders within the ninety (90) day period preceding the date of exercise;

over the option price, except that the price under Section 13.2 hereof for Incentive Stock Options and SARs granted with respect to Incentive Stock Options shall in all cases be limited to the spread between the Fair Market Value of the Stock on the date of exercise and the option price.

          (c)     CAUSE.  For purposes of this Article XIII, the employment of a
                  -----
Holder shall be deemed to have been terminated by the Company for "Cause" if such Holder has:

          (i) Engaged in one or more acts constituting a felony, or involving fraud or serious moral turpitude; or

          (ii) Willfully refused (except by reason of incapacity due to accident or illness) to perform substantially his or her duties, and such refusal shall have resulted in demonstrable injury to the Company or any Subsidiary; or

          (iii) Willfully engaged in misconduct materially injurious to the Company or any Subsidiary.

No  act  or  failure  to  act  on such Holder's part shall, for purposes of this
Article XIII, be considered "willful" unless done, or omitted to be done, without a reasonable belief that the action or omission was in the best interest of the Company and its Subsidiaries. Notwithstanding the foregoing, such Holder shall not be deemed to have been terminated for Cause unless and until the Company shall have delivered to the Holder a copy of a resolution, duly adopted by the affirmative vote of a majority of the entire membership of the Board, finding that in the good faith opinion of the Board the Holder is guilty of conduct constituting Cause for termination, and specifying the nature of such conduct in reasonable detail.

          (d)     GOOD REASON.  For purposes of this Article XIII, "Good Reason"
                  -----------
shall  be  deemed  to  exist  under  any  of  the  following  circumstances:

          (i) A Holder has been assigned duties inconsistent with his or her position, duties, responsibilities and status with the Company or a Subsidiary immediately prior to a Change in Control, or has been assigned reporting responsibilities, titles or positions of a lesser scope than those in effect immediately prior to a Change in Control, or has been removed from, or not re-elected to, any of such positions, except in connection with the termination of his or her employment for Cause;

          (ii) The Company or a Subsidiary has reduced such Holder's base salary as in effect immediately prior to a Change in Control;

          (iii) The Company or a Subsidiary has required such Holder to be based anywhere other than the Company's principal executive offices in Cumming, Georgia, its branch office in the Midway community, or any other location where such Holder was based immediately prior to a Change in Control, except for required travel on the Company's business or in the event such Holder consents to any such relocation;

          (iv) The Company has failed to continue in effect any benefit, retirement or compensation plan, stock bonus, stock option, stock appreciation rights plan, life insurance plan, health plan or disability plan in which such Holder is participating at the time of a Change in Control (or a plan providing substantially similar benefits), or the Company has taken any action that would adversely affect such Holder's participation in or materially reduce his or her benefits under any of such plans or deprive such Holder of any material fringe benefit or perquisite enjoyed by him or her at the time of the Change in Control, or the Company has failed to provide such Holder with the number of paid vacation days to which he or she is then entitled in accordance with the Company's normal vacation policy in effect prior to the Change in Control.

     13.2     OCCURRENCE  OF CHANGE IN CONTROL.  Upon the occurrence of a Change
              --------------------------------
in  Control:

          (a) All Incentive Stock Options and non-qualified Options shall become immediately exercisable in full for the remainder of their terms.

          (b) Optionees may require the Company to purchase the Options as to which no SARs have been granted for cash for a period of sixty (60) days following the occurrence of a Change in

Control at the price specified in Section 13.1(b)(ii) hereof, provided that Options granted to officers and directors, in order to be subject to this purchase requirement, must have been held for at least six (6) months after the Date of the Grant.

          (c) All SARs shall become immediately exercisable in full for cash for a period of sixty (60) days following the occurrence of a Change in Control at the price specified in Section 13.1(b)(ii) above, provided that SARs held by officers and directors, in order to be subject to this purchase requirement must have been outstanding for at least six (6) months at the time the employee exercises such SARs.

          (d) All restrictions on Restricted Stock shall expire, notwithstanding that the Change in Control occurs prior to the expiration of otherwise applicable Restriction Periods.

          (e) All Performance Shares shall become immediately payable in cash, notwithstanding that the Change in Control occurs prior to: (i) the achievement of the performance measures as established by the Committee, or (ii) the end of an Award Period. The amount of such payment will be based upon the highest of the per share prices described in Section 13.1(b) hereof.

          (f) For a period of three (3) years after a Change in Control, all non-qualified Options and all Incentive Stock Options will remain exercisable for a period of ninety (90) days following (i) termination of a Holder's employment by the Company other than for Cause, or (ii) resignation by the Holder for Good Reason, to the extent that such Options are not otherwise exercisable pursuant to other provisions of the Plan.

     IN WITNESS WHEREOF, pursuant to the approval of its Board of Directors and shareholders, the Company hereby adopts this Long Term Incentive Plan, effective as of January 1, 2000.

                                    Forsyth Bancshares, Inc.



                                    By:  /s/ Timothy M. Perry
------------------------               ---------------------------
Witness                                Timothy M. Perry, President